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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): November 30, 2006


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-31149                  95-4040623
          --------                     ---------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

 6053 West Century Boulevard, 11th Floor
          Los Angeles, California                                 90045-6438
(Address of principal executive offices)                          (Zip Code)

                                 (310) 342-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

     On November 30, 2006, California Pizza Kitchen, Inc. (the "Company") issued a press release announcing that the Company's stock will be added to the S&P SmallCap 600 Index as of the close of trading on November 30, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release, dated November 30, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



November 30, 2006                        California Pizza Kitchen, Inc.
                                         a Delaware corporation

                                         By: /s/ Richard L. Rosenfield
                                             -----------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, and Co-President

                                         By: /s/ Larry S. Flax
                                             -----------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, and Co-President

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EXHIBIT INDEX

Exhibit No.                       Description
-----------       -----------------------------------------

99.1               Press release, dated November 30, 2006.